++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+FBR Family of Funds                                                           +
+                                                                              +
+4922 Fairmont Avenue                                                          +
+Bethesda, MD 20814                                                            +
+                                                                              +
+1-888-888-0025                                                                +
+e-mail: info@fbrfunds.com                                                     +
+Internet: http://www.fbrfunds.com                                             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                              FBR Family of Funds

                               -----------------

                          FBR Financial Services Fund

                          FBR Small Cap Financial Fund

                            FBR Small Cap Value Fund

                               [LOGO OF FBR FUNDS]

                                 Annual Report
                                October 31, 2001

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund
                          FBR Small Cap Financial Fund
                            FBR Small Cap Value Fund

                             Letter to Shareholders

Dear Fellow Shareholder:December 1, 2001

  "Where were you on September 11, 2001?" a chilling question that in the wake of these terrifying acts will undoubtedly define a generation. The aftershock resounds throughout the world as everyone waits to determine the entire eco-nomic scope of these tragedies. We applaud the heroic efforts of our fellow Americans and stand shoulder-to-shoulder invested with our shareholders in the U.S. Economy as we weather this storm and rebuild our great nation.

  The FBR Family of Funds (the "Trust") ended the fiscal year, October 31, 2001, with all three of our funds outperforming their broad market indices/1/. A tremendous accomplishment considering the fact that the U.S. Economy slipped into its first recession in over a decade. Acknowledging the Fund's perfor-mance, Morningstar(TM) awarded the FBR Small Cap Financial Services Fund and the FBR Small Cap Value Fund with a five-star Morningstar(TM) rating/2/ for the three-year period ending October 31, 2001. This rating is intended to identify funds that have produced the highest level of returns relative to the risks they have taken over a defined period of time.

  In response to the unprecedented ten cuts of the Fed Funds Rate, the more rate sensitive smaller banks and thrifts outperformed the market as a whole over the year ended October 31, 2001. The larger financial institutions with more diverse balance sheets and income statements are more susceptible to mac-ro-economic factors. As a result, the asset managers, brokerage houses and in-surance companies gave back a little over the year, yet still performed better than the general market. Stable margins and interest rates, company buy-backs and further consolidation all bode well for the financial services sector head-ing into the new-year.

  Smaller cap stocks held up well through a parade of disappointing corporate earnings announcements and a sagging economy. This forced investors to shift their focus to fundamental valuations and away from momentum and growth. From a historical perspective, value stocks, especially in the small-cap arena, have performed well coming out of a recession. The following table illustrates the Trust's historical performance through the most recent calendar quarter as well as the fiscal year ended October 31, 2001.

                          Average Annual Total Returns

                             Q3 2001           1 Year            3 Years      Since Inception
                        06/30/01-09/30/01 10/31/00-10/31/01 10/31/98-10/31/01 1/3/97-10/31/01
                        ---------------------------------------------------------------------
FBR Financial
 Services/3/                  -8.90%             5.72%            6.24%           11.83%
---------------------------------------------------------------------------------------------
FBR Small Cap
 Financial/3/                 -0.05%            28.85%           14.75%           15.28%
---------------------------------------------------------------------------------------------
S&P 500/1/                   -14.68%           -24.92%           -1.19%            8.97%
---------------------------------------------------------------------------------------------
Lipper Financial
 Services Index/1/           -10.89%           -10.70%            4.08%           10.61%
FBR Small Cap Value/4/       -13.38%             6.87%           13.46%           13.44%
---------------------------------------------------------------------------------------------
Russell 2000/1/              -20.69%           -12.70%            5.73%            4.88%
---------------------------------------------------------------------------------------------
Lipper Small Cap Value
 Index/1/                    -14.41%             7.92%            9.51%            8.28%
---------------------------------------------------------------------------------------------

   TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE
     RESULTS. Investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

  The annual report affords the portfolio managers an opportunity to effec-tively convey their thoughts and philosophies as well as allow you to evaluate your investment in the Trust. In the following sections, your portfolio manag-ers outline their views on the discipline of investing.

David Ellison, Portfolio Manager--FBR Financial Services/3/ and FBR Small Cap Financial Funds/3/

  Investment style, philosophy and discipline have always been important to me. Why do fund managers buy and sell companies? What are they using for in-vestment guidelines? Are they looking at profits, losses, revenues, book val-ue, stock price, recent TV appearance, short interest in the stock, looks of the CEO or some other unnamed variable? In today's world of "me too" invest-ment products, it is hard to understand what fund managers are doing and why. What follows is a review of my investment style and philosophy. This will hopefully give you a better understanding of what I do and why.

  Both the Financial Services and Small Cap Financial funds are managed with a value bias. That means I look for financial service companies with low price to earnings ratios and low price to book values relative to their peers. While this process of company identification sounds easy, it is greatly complicated if you study the quality of both earnings and book value. The devil is in the details. In doing so, you must answer many questions, including "how stable is the earning stream?" and "how real is the book value?". These are important questions when doing research with a value bias. I own and continue to own a portfolio of companies with good relative value, stable earnings and fairly stated book values. I do not buy undervalued companies with suspect earnings or book values, and I do not buy expensive companies even if the earnings and book values are stable and fairly stated.

  A noticeable consequence of my investment process is that I anticipate own-ing some of the same businesses for a long period of time. Well-run companies typically provide stable earnings and fairly stated book values. These are the same companies that tend to survive consolidation, recession, rising rates, falling rates, and most anything else that comes along regardless of economic conditions. Another consequence is less volatile price performance. Consistent financial performance is usually rewarded in the market place with consistent equity performance.

  Investment performance of the two funds has been in line with the type of companies we owned and continue to own. The NAV or share price is not that volatile and trading activity is very limited. We do not employ day trading based on latest and greatest trends, rather we concentrate on buying solid business fundamentals at value prices and expect to achieve respectable long-term returns. While performance has not been eye popping during any short-term period, the two funds have outperformed the S&P 500 index/1/ since inception, almost five years ago.

  What are my goals as portfolio manager? First, give you a balanced set of companies in the financial services industry by adhering to the investment process and discipline outlined above. Secondly (and this is the hard one) and most important, DO NOT deviate from the first goal.

Chuck Akre, Portfolio Manager--FBR Small Cap Value Fund/4/

  We have been consistent in reporting to you our fellow shareholders that our goal has been to compound our capital at a rate in excess of our benchmark, the Russell 2000, all the while mindful of the consequences associated with short short-term stock ownership. For a better understanding on how the Small Cap Value Fund compared to its benchmarks over the fiscal year, please see the total return chart located at the beginning of this report.

  At December 31, 2001 the fund will have completed five years. A look at our calendar year results highlights a point we have made to you in earlier year-end reports, which is that our returns will be uneven. We often say they will be "lumpy". But the fact that in any given year our returns are quite differ-ent form the indexes we compare ourselves to, has little relevance to the long term results. Our style of holding concentrated positions in a handful of quality businesses accounts for the short-term net asset value volatility of the fund as well as the long-term results achieved to this point.

  One of the issues that I would focus on if I were a stranger evaluating the fund for possible investment is what is the history of realized capital gains in the fund. If the capital gains realized have been very modest--as has been the case with our fund--one could reasonably infer that the manager was care-fully making investments which he intended to hold for long periods, and thus deferring capital gains until some time in the future. One could also infer from this review that the manager was NOT engaged in the process of chasing the latest "hot" idea on Wall Street. Rather, searching for companies that display the three characteristics we feel lay the foundation of a solid long-term investment. First, a quality management team with signifi-cant ownership of the business, second, a proven ability to compound their owners capital at a rate above the market and finally an opportunity to re-in-vest the excess profits back into the core business fueling future growth. And when we find these compounding machines, we do not want to pay too much for them.

  As in the past we offer no opinion on the direction of the market. We do af-firm to you that we will continue to be diligent in searching out a small num-ber of outstanding businesses to own in our portfolio. We remain totally com-mitted to our goal of compounding our capital at an above average rate, while incurring a level of risk compatible with that goal.

In Conclusion

  We hope you find this report helpful in giving you some insight as to how your portfolio managers invest your money. As always, we welcome the opportu-nity to discuss our funds with you. As we continually strive to improve all aspects of our business, feel free to contact us with any questions or con-cerns that you may have. To receive a free copy of the FBR Family of Funds prospectus please call our marketing representatives at 1-888-888-0025. Please read the prospectus before you invest or send money. To discuss issues related to your particular account, contact our shareholder services representatives at 1-800-821-3460. We appreciate your continued support.



/s/ David H. Ellison

David H. Ellison
President

-------------
TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RE-SULTS. Investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Re-turns shown assume reinvestment of distributions.

/1/ The indices are unmanaged and unlike the Fund have no management fees or operating cost that reduce reported returns. The volatility and other risk characteristics for the fund will differ from the volatility and risk charac-teristics of the indices.

/2/ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating. Morningstar rated these funds among 4,673 specialty finan-cial and small blend funds for the overall 3-year period ending 10/31/01. If the fund scores in the top 10% of its broad investment class (domestic stock, international stock, taxable bond, or municipal bond), it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); a place in the middle 35% earns it 3 stars (Average); those in the next 22.5% receive 2 stars (Below Average); and the bottom 10% get 1 stare (Lowest).

/3/ Fund investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions such as rising interest rate.

/4/ The non-diversified nature of the Small Cap Value Fund may subject invest-ors to greater volatility than other diversified funds. Small capitalization stocks as a group may not respond to market rallies or downturns as much as other types of equity securities.

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund

            Comparison of Change in Value of $10,000 Investment in
                   Fund Shares(/1/)(/2/) vs. Various Indices
                                  (unaudited)

                                 Fund        S&P     Lipper
                                 ----        ---     ------
               Jan. 3, 1997     10,000     10,000    10,000
               Apr. 30, 1997    10,567     10,777    11,006
               Oct. 31, 1997    13,358     12,410    13,678
               Apr. 30, 1998    16,649     15,198    16,756
               Oct. 31, 1998    14,309     15,136    14,438
               Apr. 30, 1999    16,065     18,511    17,172
               Oct. 31, 1999    15,282     19,017    16,267
               Apr. 30, 2000    12,487     20,379    14,637
               Oct. 31, 2000    16,231     20,170    18,230
               Apr. 30, 2001    18,651     17,733    18,075
               Oct. 31, 2001    17,160     15,143    16,279

                                  Total Returns

                                             One Year Ended    Average
                                            October 31, 2001 Annual(/3/)
                                            ---------------- -----------
           FBR Financial Services
            Fund(/1/)(/2/).................       5.72%         11.83%
           S&P 500 Composite Index(/1/)....    (24.92)           8.97
           Lipper Financial Services Fund
            Index(/1/).....................    (10.70)          10.61

-------------
(/1/)The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(/2/)FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund's operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waiv-ers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.
(/3/)For the period January 3, 1997 (commencement of investment operations) through October 31, 2001. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

                              FBR Family of Funds
                              -------------------

                         FBR Small Cap Financial Fund

            Comparison of Change in Value of $10,000 Investment in
                   Fund Shares(/1/)(/2/) vs. Various Indices
                                  (unaudited)

                               Fund     Russell 2000      Lipper
                               ----     ------------      ------
             Jan. 3, 1997     10,000       10,000         10,000
             Apr. 30, 1997    10,617        9,529         11,006
             Oct. 31, 1997    14,608       12,129         13,678
             Apr. 30, 1998    17,081       13,569         16,756
             Oct. 31, 1998    13,150       10,693         14,438
             Apr. 30, 1999    13,662       12,314         17,172
             Oct. 31, 1999    13,701       12,282         16,267
             Apr. 30, 2000    12,246       14,582         14,637
             Oct. 31, 2000    15,421       14,420         18,230
             Apr. 30, 2001    18,457       14,165         18,075
             Oct. 31, 2001    19,870       12,589         16,279

                                  Total Returns

                                             One Year Ended    Average
                                            October 31, 2001 Annual(/3/)
                                            ---------------- -----------
           FBR Small Cap Financial
            Fund(/1/)(/2/).................      28.85%         15.28%
           Russell 2000 Index(/1/).........    (12.70)           4.88
           Lipper Financial Services Fund
            Index(/1/).....................    (10.70)          10.61

-------------
(/1/)The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(/2/)FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund's operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waiv-ers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.
(/3/)For the period January 3, 1997 (commencement of investment operations) through October 31, 2001. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

                              FBR Family of Funds
                              -------------------

                           FBR Small Cap Value Fund

            Comparison of Change in Value of $10,000 Investment in
                   Fund Shares(/1/)(/2/) vs. Various Indices
                                  (unaudited)

                              Fund     Russell 2000      Lipper
                              ----     ------------      ------
            Jan. 3, 1997     10,000       10,000         10,000
            Apr. 30, 1997     9,750        9,529          9,980
            Oct. 31, 1997    13,917       12,129         12,724
            Apr. 30, 1998    15,751       13,569         14,177
            Oct. 31, 1998    12,585       10,693         11,183
            Apr. 30, 1999    15,248       12,314         11,740
            Oct. 31, 1999    14,629       12,282         11,432
            Apr. 30, 2000    17,396       14,582         12,603
            Oct. 31, 2000    17,202       14,420         13,608
            Apr. 30, 2001    17,592       14,165         15,311
            Oct. 31, 2001    18,384       12,589         14,686

                                  Total Returns

                                             One Year Ended    Average
                                            October 31, 2001 Annual(/3/)
                                            ---------------- -----------
           FBR Small Cap Value
            Fund(/1/)(/2/).................       6.87%         13.44%
           Russell 2000 Index(/1/).........    (12.70)           4.88
           Lipper Small Cap Value
            Index(/1/).....................       7.92           8.28

-------------
(/1/)The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
(/2/)FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund's operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waiv-ers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.
(/3/)For the period January 3, 1997 (commencement of investment operations) through October 31, 2001. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund

                            Statement of Net Assets

                                October 31, 2001

--------------------------------------------------------------------------------

 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
        COMMON STOCKS -- 89.9%
        Banks - Commercial -- 4.7%
 55,000 Banknorth Group, Inc. .....................................  $ 1,206,150
                                                                     -----------
        Banks - Money Center -- 15.0%
 22,000 Bank of America Corp. .....................................    1,297,780
 36,000 J.P. Morgan Chase & Co. ...................................    1,272,960
 44,000 Wachovia Corp. ............................................    1,258,400
                                                                     -----------
                                                                       3,829,140
                                                                     -----------
        Banks - Super Regional -- 5.8%
 45,000 FleetBoston Financial Corp. ...............................    1,478,700
                                                                     -----------
        Financial Services -- 31.5%
 25,000 Citigroup, Inc. ...........................................    1,138,000
 14,500 Fannie Mae.................................................    1,173,920
 17,000 Freddie Mac................................................    1,152,940
 10,000 Goldman Sachs Group, Inc. .................................      781,600
 51,600 KeyCorp....................................................    1,097,016
  6,000 Lehman Brothers Holdings, Inc. ............................      374,760
 28,000 Merrill Lynch & Co., Inc. .................................    1,223,880
 23,000 Morgan Stanley Dean
         Witter & Co. .............................................    1,125,160
                                                                     -----------
                                                                       8,067,276
                                                                     -----------
        Savings & Loans - Savings
        Banks -- 32.9%
 30,000 Astoria Financial Corp. ...................................    1,562,700
 44,000 Charter One Financial, Inc. ...............................    1,199,000
 52,000 Golden State Bancorp, Inc. ................................    1,318,720
 28,000 Golden West Financial Corp. ...............................    1,360,800
 40,000 Sovereign Bancorp, Inc. ...................................      396,000
 60,000 Washington Federal, Inc. ..................................    1,359,000
 35,000 Washington Mutual, Inc. ...................................    1,056,650
  5,000 Webster Financial Corp. ...................................      151,750
                                                                     -----------
                                                                       8,404,620
                                                                     -----------
        Total Common Stocks
         (Cost $23,126,367)........................................   22,985,886
                                                                     -----------

-------------------------------------------------------------------------------
 PRINCIPAL
   VALUE                                                              VALUE
-------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT -- 6.4%
            Government Obligations -- 6.4%
 $1,652,890 United States Treasury Bills 2.4%, 11/01/01
             (Cost $1,652,890)..................................   $ 1,652,890
                                                                   -----------
            Total Investments -- 96.3%
             (Cost $24,779,257).................................    24,638,776
            Other Assets less
             Liabilities -- 3.7%................................       937,843
                                                                   -----------
            Net Assets -- 100.0%................................   $25,576,619
                                                                   ===========
            Net Assets Consist of:
            Capital Stock (unlimited number of shares
             authorized, with no par value).....................   $24,900,987
            Undistributed net investment income.................       100,172
            Accumulated net realized gain from investments......       715,941
            Net unrealized depreciation on investments..........      (140,481)
                                                                   -----------
            Net assets applicable to shares outstanding.........   $25,576,619
                                                                   ===========
            Shares outstanding..................................     1,406,515
                                                                   -----------
            Net asset value, offering and redemption price per
             share..............................................   $     18.18
                                                                   ===========

The accompanying notes are an integral part of the financial statements.

                              FBR Family of Funds
                              -------------------

                          FBR Small Cap Financial Fund

                            Statement of Net Assets

                                October 31, 2001

--------------------------------------------------------------------------------
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
         COMMON STOCKS -- 100.8%
         Savings & Loans - Savings Banks -
         Central -- 10.9%
 165,200 Anchor BanCorp Wisconsin, Inc............................  $  2,601,900
  55,000 Capitol Federal Financial................................     1,098,350
 181,500 Citizens First Bancorp, Inc..............................     2,782,395
 105,500 First Place Financial Corp...............................     1,645,800
 102,800 HMN Financial, Inc. .....................................     1,521,440
  25,000 Local Financial Corp.*...................................       308,750
 252,100 MutualFirst Financial, Inc...............................     3,781,500
                                                                    ------------
                                                                      13,740,135
                                                                    ------------
         Savings & Loans - Savings Banks -
         East -- 46.0%
 128,700 Bancorp Rhode Island, Inc. ..............................     2,226,755
  42,500 Bay State Bancorp, Inc. .................................     1,493,025
 196,000 Berkshire Hills Bancorp, Inc.............................     3,724,000
  58,300 BostonFed Bancorp, Inc...................................     1,340,900
  71,500 Connecticut Bancshares, Inc. ............................     1,664,520
  64,750 Dime Community Bancshares ...............................     1,570,188
 307,100 First Bell Bancorp, Inc..................................     4,237,980
  94,800 First Keystone Financial, Inc............................     1,286,910
 253,200 FirstFed America Bancorp, Inc. ..........................     4,127,160
 177,300 Granite State Bankshares, Inc............................     3,829,680
 106,500 Hingham Institution for Savings..........................     2,548,012
 185,100 Hudson City Bancorp, Inc.................................     4,357,254
  50,000 Independence Community Bank Corp. .......................     1,216,000
 110,400 Lawrence Savings Bank....................................     1,269,600
 139,100 Medford Bancorp, Inc.....................................     2,660,983
 139,900 Parkvale Financial Corp. ................................     3,135,159
 174,300 PennFed Financial Services, Inc. ........................     3,421,509
 121,500 Roslyn Bancorp, Inc. ....................................     2,205,225
 335,010 Seacoast Financial Services Corp. .......................     5,025,150
  66,100 TF Financial Corp........................................     1,322,000
  87,400 Thistle Group Holdings, Co. .............................       803,127
 307,064 Waypoint Financial Corp..................................     4,280,472
                                                                    ------------
                                                                      57,745,609
                                                                    ------------

--------------------------------------------------------------------------------
 SHARES                                                               VALUE
--------------------------------------------------------------------------------
         Savings & Loans - Savings Banks -
         South -- 1.4%
  50,000 BankAtlantic Bancorp, Inc...............................  $    405,000
  35,500 FloridaFirst Bancorp, Inc...............................       541,375
  96,500 Pocahontas Bancorp, Inc.................................       772,000
                                                                   ------------
                                                                      1,718,375
                                                                   ------------
         Savings & Loans - Savings Banks - West -- 33.5%
 189,000 Banner Corp. ...........................................     3,282,930
 187,100 Bay View Capital Corp...................................     1,315,313
 155,300 FirstFed Financial Corp.*...............................     3,453,872
 267,000 Hawthorne Financial Corp.*..............................     5,340,000
 163,900 ITLA Capital Corp.*.....................................     3,063,291
 155,500 Klamath First Bancorp, Inc..............................     2,013,725
 105,500 Pacific Crest Capital, Inc..............................     1,978,389
 389,000 Pacific Union Bank*.....................................     4,045,600
 132,000 PFF Bancorp, Inc........................................     3,300,000
 160,900 Quaker City Bancorp, Inc.*..............................     4,873,661
 286,810 Sterling Financial Corp.*...............................     4,173,085
 161,100 United PanAm Financial Corp.*...........................       805,500
 190,400 Washington Federal, Inc. ...............................     4,312,560
                                                                   ------------
                                                                     41,957,926
                                                                   ------------
         Mortgage -- 9.0%
  80,400 America First Mortgage Investments, Inc.................       648,828
 305,000 Annaly Mortgage Management, Inc.........................     4,193,750
 179,400 Apex Mortgage Capital, Inc. ............................     1,973,400
 250,000 Thornburg Mortgage, Inc.................................     4,445,000
                                                                   ------------
                                                                     11,260,978
                                                                   ------------
         Total Common Stocks
          (Cost $119,119,272)....................................   126,423,023
                                                                   ============
         Total Investments -- 100.8%
          (Cost $119,119,272)....................................   126,423,023
         Liabilities in Excess of Other Assets -- (0.8)%.........    (1,050,786)
                                                                   ------------
         Net Assets -- 100.0%....................................  $125,372,237
                                                                   ============

                              FBR Family of Funds
                              -------------------

                          FBR Small Cap Financial Fund

                      Statement of Net Assets (continued)

                                October 31, 2001

------------------------------------------------------------------------------
 SHARES                                                              VALUE
------------------------------------------------------------------------------
         Net Assets Consist of:
         Capital Stock (unlimited number of shares authorized,
          with no par value)....................................  $113,878,161
         Undistributed net investment income....................     2,491,398
         Accumulated net realized gain from investments.........     1,698,927
         Net unrealized appreciation on investments.............     7,303,751
                                                                  ------------
         Net assets applicable to shares outstanding............  $125,372,237
                                                                  ============
         Shares outstanding.....................................     6,106,995
                                                                  ------------
         Net asset value, offering and redemption price per
          share.................................................  $      20.53
                                                                  ============

-------------
*Non-income producing
The accompanying notes are an integral part of the financial statements.

                              FBR Family of Funds
                              -------------------

                            FBR Small Cap Value Fund

                            Statement of Net Assets

                                October 31, 2001

--------------------------------------------------------------------------------
 SHARES /
 PRINCIPAL
   VALUE                                                                VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS -- 65.1%
           Banks - Commercial -- 1.8%
    7,000  Corus Banshares, Inc.....................................  $  293,300
                                                                      ----------
           Chemicals -- 2.6%
   20,000  Balchem Corp.............................................     426,000
                                                                      ----------
           Communications -- 0.7%
   10,500  American Tower Corp., Class A*/**........................     115,710
                                                                      ----------
           Computer Services -- 0.8%
    6,000  MICROS Systems, Inc.*....................................     129,540
                                                                      ----------
           Diversified Operations -- 1.1%
       80  Berkshire Hathaway, Inc., Class B*.......................     188,320
                                                                      ----------
           Gaming -- 23.4%
   31,400  Alliance Gaming Corp.*...................................     621,720
   60,000  PDS Gaming Corp.*........................................     167,400
  120,000  Penn National Gaming, Inc.*..............................   2,457,600
    5,000  International Game Technology*...........................     255,250
   30,000  Shuffle Master, Inc.*....................................     375,600
                                                                      ----------
                                                                       3,877,570
                                                                      ----------
           Insurance - Property/Casualty -- 16.0%
   13,500  Markel Corp.*............................................   2,645,325
                                                                      ----------
           Manufacturing - Specialty -- 6.4%
   69,000  II-VI, Inc.*.............................................   1,052,940
                                                                      ----------
           Marketing -- 1.1%
   40,000  Key3Media Group, Inc.*...................................     188,800
                                                                      ----------
           Medical Services -- 1.1%
    9,100  National Dentex Corp.*...................................     190,008
                                                                      ----------
           Motor Sports -- 8.6%
   30,000  Dover Downs Entertainment, Inc. .........................     360,000
   10,000  International Speedway Corp., Class A....................     371,200

------------------------------------------------------------------------------
  SHARES /
 PRINCIPAL
   VALUE                                                             VALUE
------------------------------------------------------------------------------
     19,000 International Speedway Corp., Class B...............      699,200
                                                                  -----------
                                                                    1,430,400
                                                                  -----------
            Transportation -- 1.5%
     40,100 AirNet Systems, Inc.*...............................  $   250,625
                                                                  -----------
            Total Common Stocks
             (Cost $7,770,487)..................................   10,788,538
                                                                  -----------
            CALL OPTIONS PURCHASED -- 0.1%
      2,000 American Tower Corp., Class A,
             expiring 1/17/04 @ $20.............................        4,050
      2,000 American Tower Corp., Class A, expiring
             1/17/04 @ $15......................................        6,350
      2,000 American Tower Corp., Class A, expiring 1/17/04
             @ $12.5............................................        8,000
                                                                  -----------
            Total Call Options (Cost $25,780)...................       18,400
                                                                  -----------
            SHORT-TERM INVESTMENTS -- 32.1%
            Government Obligations -- 32.1%
 $5,310,646 United States Treasury Bills 2.4%, 11/01/01
             (Cost $5,310,646)..................................    5,310,646
                                                                  -----------

            Total Investments -- 97.3%
             (Cost $13,106,913).................................   16,117,584
            Securities sold short at value (Proceeds
             $202,819)+ --  (1.1)%..............................     (179,500)
            Other Assets less Liabilities:
            Deposits for securities sold short -- 1.8%..........      304,229
            Other Assets less
             Liabilities -- 2.0%................................      328,569
                                                                  -----------
            Net Assets -- 100.0%................................  $16,570,882
                                                                  ===========

The accompanying notes are an integral part of the financial statements.

                              FBR Family of Funds
                              -------------------

                            FBR Small Cap Value Fund

                      Statements of Net Assets (continued)

                                October 31, 2001

------------------------------------------------------------------------------
 SHARES /
 PRINCIPAL
   VALUE                                                              VALUE
------------------------------------------------------------------------------
           Net Assets Consist of:
           Capital Stock (unlimited number of shares authorized,
            with no par value)...................................  $13,382,354
           Accumulated net realized gain from investments........      154,538
           Net unrealized appreciation on investments............    3,033,990
                                                                   -----------
           Net assets applicable to shares outstanding...........  $16,570,882
                                                                   ===========
           Shares outstanding....................................      829,594
                                                                   -----------
           Net asset value, offering and redemption price per
            share................................................  $     19.97
                                                                   ===========

-------------
 *  Non-income producing
**  Collateral for call options purchased
 + At October 31, 2001, the Fund sold the following security short: 10,000 shares of WMS Industries, Inc., valued at $179,500.
The accompanying notes are an integral part of the financial statements.

                              FBR Family of Funds
                              -------------------

                            Statements of Operations

                      For the Year Ended October 31, 2001

                                                                         FBR
                                         FBR Financial FBR Small Cap  Small Cap
                                         Services Fund Financial Fund Value Fund
                                         ------------- -------------- ----------
Investment Income
 Dividends..............................  $   678,024   $ 3,171,199   $   8,450
 Interest...............................       75,713     1,802,006      60,482
                                          -----------   -----------   ---------
  Total Investment Income...............      753,737     4,973,205      68,932
                                          -----------   -----------   ---------
Expenses
 Advisory fees..........................      307,692     1,412,804     101,084
 Administration and transfer agency
  fees..................................      247,530       573,375     130,347
 Distribution fees......................       85,470       392,446      28,079
 Amortization of organization expenses..        7,154         7,154       7,154
 Other Fees.............................          598        23,474         390
                                          -----------   -----------   ---------
  Total expenses before waivers.........      648,444     2,409,253     267,054
  Less waivers..........................       (4,024)           --     (47,647)
                                          -----------   -----------   ---------
  Total expenses after waivers..........      644,420     2,409,253     219,407
                                          -----------   -----------   ---------
  Net Investment Income (Loss)..........      109,317     2,563,952    (150,475)
                                          -----------   -----------   ---------
Net realized and unrealized gain/(loss)
 on investments
 Net Realized Gain on Investment
  Transactions..........................    4,268,283     7,951,133     221,121
 Change in Net Unrealized
  Appreciation/Depreciation of
  Investments...........................   (3,589,219)    6,569,502     519,402
                                          -----------   -----------   ---------
 Net Gain on Investments................      679,064    14,520,635     740,523
                                          -----------   -----------   ---------
Net Increase in Net Assets Resulting
 from Operations........................  $   788,381   $17,084,587   $ 590,048
                                          ===========   ===========   =========


The accompanying notes are an integral part of the financial statements.

                              FBR Family of Funds
                              -------------------

                      Statements of Changes in Net Assets

                             FBR Financial Services      FBR Small Cap Financial
                                      Fund                         Fund
                            --------------------------  ---------------------------
                                  For the Years               For the Years
                                ended October 31,           ended October 31,
                            --------------------------  ---------------------------
                                2001          2000          2001           2000
                            ------------  ------------  -------------  ------------
From Investment Activities
 Net Investment Income....  $    109,317  $    271,287  $   2,563,952  $    237,432
 Net Realized Gain (Loss)
  on Investment
  Transactions............     4,268,283    (3,357,456)     7,951,133    (3,043,019)
 Change in Net Unrealized
  Appreciation/Depreciation
  of Investments..........    (3,589,219)    3,473,762      6,569,502     5,699,811
                            ------------  ------------  -------------  ------------
  Net Increase in Net
   Assets Resulting from
   Operations.............       788,381       387,593     17,084,587     2,894,224
                            ------------  ------------  -------------  ------------
Distributions to
 Shareholders
 From Net Investment
  Income..................      (254,593)     (144,149)      (321,858)      (34,344)
 From Net Realized Gain on
  Investments.............            --      (229,257)            --            --
                            ------------  ------------  -------------  ------------
  Total Distributions to
   Shareholders...........      (254,593)     (373,406)      (321,858)      (34,344)
                            ------------  ------------  -------------  ------------
From Share Transactions
 Net Proceeds from Sales
  of Shares...............    32,738,361    11,561,015    505,803,807    55,152,484
 Reinvestment of
  Distributions...........       248,803       365,099        314,531        32,984
 Cost of Shares
  Redeemed*...............   (33,537,290)  (17,028,800)  (444,821,978)  (43,373,057)
                            ------------  ------------  -------------  ------------
  Net Increase (Decrease)
   in Net Assets Resulting
   from Share
   Transactions...........      (550,126)   (5,102,686)    61,296,360    11,812,411
                            ------------  ------------  -------------  ------------
  Total Increase
   (Decrease) in Net
   Assets.................       (16,338)   (5,088,499)    78,059,089    14,672,291
Net Assets -- Beginning of
 Year.....................    25,592,957    30,681,456     47,313,148    32,640,857
                            ------------  ------------  -------------  ------------
Net Assets -- End of
 Year.....................  $ 25,576,619  $ 25,592,957  $ 125,372,237  $ 47,313,148
                            ============  ============  =============  ============
Undistributed net
 investment income at end
 of year..................  $    100,172  $    245,448  $   2,491,398  $    249,304
Shares Issued and
 Redeemed:
 Sold.....................     1,679,737       785,453     24,867,606     3,622,116
 Issued in Reinvestment of
  Distributions...........        13,150        27,267         18,733         2,510
 Redeemed.................    (1,762,286)   (1,186,387)   (21,730,030)   (2,963,548)
                            ------------  ------------  -------------  ------------
  Net Increase (Decrease)
   in Shares..............       (69,399)     (373,667)     3,156,309      (661,078)
                            ============  ============  =============  ============

-------------
* The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2000, these fees were $86,428 and $207,736 for Financial Services Fund and Small Cap Financial Fund, respectively. For the year ended October 31, 2001, these fees were $206,042 and $1,868,999 for Financial Services Fund and Small Cap Financial Fund, respectively.

The accompanying notes are an integral part of the financial statements.

                              FBR Family of Funds
                              -------------------

                      Statements of Changes in Net Assets

                                                        FBR Small Cap Value
                                                               Fund
                                                      ------------------------
                                                           For the Years
                                                         Ended October 31,
                                                      ------------------------
                                                         2001         2000
                                                      -----------  -----------
From Investment Activities
 Net Investment Loss................................. $  (150,475) $  (208,496)
 Net Realized Gain on Investment Transactions........     221,121      462,774
 Change in Net Unrealized Appreciation of
  Investments........................................     519,402    2,032,070
                                                      -----------  -----------
  Net Increase in Net Assets Resulting from
   Operations........................................     590,048    2,286,348
                                                      -----------  -----------
Distributions to Shareholders
 From Net Realized Gain on Investments...............    (333,826)          --
                                                      -----------  -----------
  Total Distributions to Shareholders................    (333,826)          --
                                                      -----------  -----------
From Share Transactions
 Net Proceeds from Sales of Shares...................  14,302,459      728,316
 Reinvestment of Distributions.......................     327,957           --
 Cost of Shares Redeemed*............................  (8,595,176)  (6,558,391)
                                                      -----------  -----------
  Net Increase (Decrease) in Net Assets Resulting
   from Share Transactions...........................   6,035,240   (5,830,075)
                                                      -----------  -----------
  Total Increase (Decrease) in Net Assets............   6,291,462   (3,543,727)
Net Assets -- Beginning of Year......................  10,279,420   13,823,147
                                                      -----------  -----------
Net Assets -- End of Year............................ $16,570,882  $10,279,420
                                                      ===========  ===========
Shares Issued and Redeemed:
 Sold................................................     720,683       38,437
 Issued in Reinvestment of Distributions.............      21,077           --
 Redeemed............................................    (440,387)    (345,343)
                                                      -----------  -----------
  Net Increase (Decrease) in Shares..................     301,373     (306,906)
                                                      ===========  ===========

-------------
* The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the years ended October 31, 2000 and 2001, these fees were $384 and $38,584, respectively, for the Small Cap Value Fund.

The accompanying notes are an integral part of the financial statements.

                              FBR Family of Funds
                              -------------------

                              Financial Highlights

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share out-standing, total investment return, ratios to average net assets and other sup-plemental data for each period. This information has been derived from informa-tion provided in the financial statements.
--------------------------------------------------------------------------------

                             NET
                            ASSET                       NET REALIZED AND  DIVIDENDS
                           VALUE,           NET            UNREALIZED      FROM NET
                          BEGINNING     INVESTMENT       GAIN/(LOSS) ON   INVESTMENT
                          OF PERIOD INCOME/(LOSS)*(/1/) INVESTMENTS*(/2/)   INCOME
                          --------- ------------------- ----------------- ----------
FBR Financial Services
 Fund
 For the fiscal year
  ended October 31,
  2001..................   $17.34          $0.06              $0.94         $(0.16)
 For the fiscal year
  ended October 31,
  2000..................    16.59           0.18               0.78          (0.08)
 For the fiscal year
  ended October 31,
  1999..................    16.94           0.09               0.97          (0.12)
 For the fiscal year
  ended October 31,
  1998..................    16.03           0.10               1.04          (0.04)
 For the period January
  3, 1997** through
  October 31, 1997......    12.00           0.04               3.99             --

FBR Small Cap Financial
 Fund
 For the fiscal year
  ended October 31,
  2001..................    16.03           0.42               4.18          (0.10)
 For the fiscal year
  ended October 31,
  2000..................    14.26           0.08               1.71          (0.02)
 For the fiscal year
  ended October 31,
  1999..................    15.62           0.02               0.62          (0.07)
 For the fiscal year
  ended October 31,
  1998..................    17.53           0.08              (1.81)         (0.03)
 For the period January
  3, 1997** through
  October 31, 1997......    12.00           0.02               5.51             --

FBR Small Cap Value Fund
 For the fiscal year
  ended October 31,
  2001..................    19.46          (0.18)              1.34             --
 For the fiscal year
  ended October 31,
  2000..................    16.55          (0.39)              3.30             --
 For the fiscal year
  ended October 31,
  1999..................    14.67          (0.27)              2.58             --
 For the fiscal year
  ended October 31,
  1998..................    16.70          (0.08)             (1.46)            --
 For the period January
  3, 1997** through
  October 31, 1997......    12.00          (0.05)              4.75             --

-------------
 * Calculated based on shares outstanding on the first and last day of the re-spective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
**  Commencement of investment operations.
 (/1/)Reflects waivers and related reimbursements.
 (/2/)The amounts shown for a share outstanding throughout the respective peri-ods may not be in accordance with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
 (/3/)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any. Total in-vestment return is not annualized.
 (/4/) Annualized.

The accompanying notes are an integral part of the financial statements.

                                                                                          INCREASE
                                                                       RATIO OF NET     REFLECTED IN
     DISTRIBUTIONS                                                      INVESTMENT     EXPENSE RATIOS
       FROM NET    NET ASSET                   NET        RATIO OF     INCOME/(LOSS)      AND NET
       REALIZED     VALUE,      TOTAL        ASSETS,     EXPENSES TO    TO AVERAGE       INVESTMENT   PORTFOLIO
        CAPITAL       END    INVESTMENT   END OF PERIOD  AVERAGE NET        NET        INCOME/(LOSS)  TURNOVER
         GAINS     OF PERIOD RETURN(/3/) (000's omitted) ASSETS(/1/)    ASSETS(/1/)    DUE TO WAIVERS   RATE
     ------------- --------- ----------- --------------- -----------   -------------   -------------- ---------
            --      $18.18       5.72%      $ 25,577        1.89%           0.32%           0.01%      126.34%
         (0.13)      17.34       6.21         25,593        1.92            1.15            0.27       110.88
         (1.29)      16.59       6.80         30,681        1.88            0.43            0.34        70.25
         (0.19)      16.94       7.12         50,720        1.65            0.61            0.22       105.58
            --       16.03      33.58         23,985        1.65(/4/)       0.57(/4/)       1.42(/4/)   49.68

            --       20.53      28.85        125,372        1.53            1.63              --        67.66
            --       16.03      12.56         47,313        1.90            0.84            0.23        81.74
         (1.93)      14.26       4.19         32,641        1.89            0.12            0.29        25.00
         (0.15)      15.62      (9.99)        55,475        1.63            0.35            0.14        94.23
            --       17.53      46.08         43,362        1.65(/4/)       0.57(/4/)       1.43(/4/)   35.41

         (0.65)      19.97       6.87         16,571        1.95           (1.34)           0.42        26.16
            --       19.46      17.58         10,279        1.95           (1.71)           1.01         3.45
         (0.43)      16.55      16.24         13,823        1.92           (1.46)           0.54        24.45
         (0.49)      14.67      (9.57)        15,646        1.65           (0.81)           0.60        78.26
            --       16.70      39.17          8,269        1.65(/4/)      (0.79)(/4/)      3.84(/4/)   42.59

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund
                         FBR Small Cap Financial Fund
                           FBR Small Cap Value Fund

                         Notes to Financial Statements

1. Organization and Significant Accounting Policies

The FBR Family of Funds (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on April 30, 1996. The Trust currently consists of four series which represent interests in one of the following investment portfolios: FBR Financial Serv-ices Fund ("Financial Services Fund"), FBR Small Cap Financial Fund ("Small Cap Financial Fund"), FBR Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund" and collectively, the "Funds") and FBR Technology Fund. FBR Technol-ogy Fund has not commenced operations as of October 31, 2001. Financial Serv-ices Fund and Small Cap Financial Fund are diversified portfolios and Small Cap Value Fund and FBR Technology Fund are non-diversified portfolios. Each Fund is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and for other purposes, and a shareholder of one Fund is not deemed to be a shareholder of any other Fund.

Prior to December 21, 1998, the Funds offered three classes of shares which were designated as Class A, B and C shares. Effective December 21, 1998, the Funds' Class B and C shares were converted to Class A shares, which have been redesignated as fund shares. As of the date hereof, the Funds offer one class of shares, which are offered as no-load shares. Each Fund has an unlimited number of shares authorized with no par value. Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund commenced investment operations on January 3, 1997.

Liquidation -- On March 14, 2001, the Board approved the termination and liq-uidation of the FBR Realty Growth Fund. The Plan of Dissolution, Liquidation and Termination (the "Plan") was ratified by the Board on June 20, 2001. The Plan called for the dissolution and liquidation of the FBR Realty Growth Fund as of June 29, 2001, and the Fund was accordingly liquidated on that date.

Organizational Matters -- Prior to commencing investment operations on January 3, 1997, the Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund did not have any transactions other than those relating to organi-zational matters and the sale of 2,777, 2,778 and 2,778 fund shares, respec-tively, to Friedman, Billings, Ramsey & Co., Inc. ("FBR") on December 16, 1996. Costs of approximately $35,784, $35,784 and $35,785 which were incurred by Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund, respectively, in connection with the organization of its shares have been de-ferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of in-vestment operations of each Fund. In the event that FBR, the Adviser or any transferee thereof redeems any of its original shares in any such Funds prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of such Funds are liquidated prior to the end of the sixty month pe-riod, FBR, the Adviser or any transferee thereof shall bear the unamortized deferred organization expenses.

Management Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make cer-tain estimates and assumptions that may affect the reported amounts and dis-closures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation -- The net asset value of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) on each business day that the exchange is open for trad-ing. Each Fund's

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund
                         FBR Small Cap Financial Fund
                           FBR Small Cap Value Fund

                   Notes to Financial Statements (continued)

securities are valued at the last sale price on the securities exchange or na-tional securities market on which such securities are primarily traded. Secu-rities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most re-cent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets (of which there were none as of October 31, 2001) for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Funds' Board of Trustees (the "Board"). Restricted securities, as well as se-curities or other assets for which market quotations are not readily avail-able, or are not valued by a pricing service approved by the Board (of which there are none at October 31, 2001), are valued at fair value in good faith by the Board. The Board will review the method of valuations on a current basis. Expenses and fees, including the advisory fee and distribution fee, are ac-crued daily and taken into account for the purpose of determining the net as-set value of each Fund's shares.

Options -- Each Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expira-tion date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Net Assets. The contract or notional amounts reflect the extent of a Fund's involvement in these finan-cial instruments. In writing an option, a Fund bears the market risk of an un-favorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buy-ing a security at a price different from the current market value. A Fund's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. Financial Services Fund and Small Cap Financial Fund did not engage in options transactions during the year ended October 31, 2001.

                                                                 Call Options
                                                                  Purchased
                                                              ------------------
   Small Cap Value Fund                                       Contracts* Premium
   --------------------                                       ---------- -------
   Outstanding, at beginning of year........................      --         --
   Options purchased during the year........................      60     25,780
                                                                 ---     ------
   Outstanding, at end of year..............................      60     25,780
                                                                 ===     ======

-------------
*  Each contract represents 100 shares.

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund
                         FBR Small Cap Financial Fund
                           FBR Small Cap Value Fund

                   Notes to Financial Statements (continued)

Short Selling -- When a Fund makes a short sale, an amount equal to the pro-ceeds received by the Fund is recorded as a liability and is subsequently ad-justed to the current market value of the short sale. Short sales represent obligations of a Fund to make future delivery of specific securities and, cor-respondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if it is al-ready owned by the Fund). Upon the termination of a short sale, a Fund will recognize a gain, limited to the price at which the Fund sold the security short, if the market price is less than the proceeds originally received. A Fund will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that a Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. Financial Services Fund and Small Cap Financial Fund did not engage in short selling during the year ended October 31, 2001. For Small Cap Value, the value of securities sold short amounted to $179,500, against which cash collateral of $304,229 was held at October 31, 2001.

Repurchase Agreements -- Each Fund has agreed to purchase securities from fi-nancial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreement"). The financial institu-tions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Trust's Board of Trustees. The seller under a repurchase agreement will be required to maintain the value of the securities as collat-eral, subject to the agreement at not less than the repurchase price plus ac-crued interest. The Adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss be-cause of adverse market action or delays in connection with the disposition of the underlying securities.

Investment Transactions and Investment Income -- Transactions are accounted for on the trade date (the day in which the order to buy or sell is executed). The cost of investments sold is determined by use of the specific identifica-tion method for both financial reporting and income tax purposes in determin-ing realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Ex-penses not directly attributable to a specific Fund are allocated based on relative net assets of each Fund.

Dividends and Distributions -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders of each of the Funds. Distributions from net realized capital gains, if any, will be distrib-uted at least annually for each Fund. Dividends and distributions to share-holders are recorded on the ex-dividend date. Income and capital gain distri-butions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent differences are permanent in nature, such amounts are reclassi-fied within capital accounts based on their U.S. federal tax-basis treatment, and temporary differences do not require reclassification. The Small Cap Value Fund reclassified $150,475 of net investment loss to capital stock ($83,934) and accumulated net gains ($66,541).

U.S. Federal Tax Status -- Each Fund intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Rev-enue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addi-tion, by distributing during each calendar year substantially all of its ordi-nary income and capital gains, if any, each Fund intends not to be subject to a U.S. federal excise tax. The Funds had no remaining capital loss carryforwards at October 31, 2001.

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund
                         FBR Small Cap Financial Fund
                           FBR Small Cap Value Fund

                   Notes to Financial Statements (continued)

Other -- In November 2000, the American Institute of Certified Public Accoun-tants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for fi-nancial statements issued for fiscal years beginning after December 15, 2000. Management of the Trust has determined that the adoption of the Guide will have no significant effect on the Trust's financial statements.

2. Transactions with Affiliates and Related Parties

FBR Fund Advisers, Inc. serves as each Fund's investment adviser. For its ad-visory services, the Adviser receives an annual fee equal to 0.90% of each Fund's average daily net assets, computed daily and paid monthly. The Adviser has contractually undertaken to limit each Fund's total operating expenses to the extent that such expenses exceed 1.95% of each Fund's average daily net assets. As necessary, these limitations were effected by waivers by the Advis-er.

The Funds will not pay the Adviser at a later time for any amounts it may waive.

The Trust, on behalf of each Fund, has adopted an amended and restated Distri-bution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, each Fund pays FBR Investment Services, Inc. (the "Dis-tributor") a fee at an annual rate of 0.25% of each Fund's average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred.

FBR National Bank & Trust (formerly Rushmore Trust and Savings, FSB), an af-filiate of the Adviser, provides administrative and transfer agency services to the Funds. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets and pays the operating expenses (not including extraordinary legal fees, marketing costs outside of routine shareholder communications and interest costs) of the Funds. For these services, FBR National Bank & Trust receives a fee at an annual rate based on each of the Funds' net assets as follows: greater of 1% or $125,000 on the first $20 million; $200,000 plus
0.33 1/3% on assets greater than $20 million, but less than $50 million; $300,000 plus 0.10% on assets greater than $50 million but less than $100 mil-lion; 0.35% on assets greater than $100 million, but less than $500 million; or $1,750,000 plus 0.275% on assets greater than $500 million.

For the year ended October 31, 2001, the Financial Services Fund and Small Cap Financial Fund paid $4,305 and $59,127, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Funds to FBR, an affili-ate of the Adviser and the Distributor.

On October 20, 1999, Friedman, Billings, Ramsey Group, Inc., parent of the Ad-viser, reached a definitive agreement to acquire Rushmore Trust and Savings, FSB (the "Transaction"). The Transaction was consummated on April 1, 2001.

Sub-Advisory Agreement -- Small Cap Value Fund -- On June 1, 2000, the Adviser retained Akre Capital Management, LLC ("ACM") to serve as investment sub-ad-viser to the Small Cap Value Fund. Under the terms of the Sub-Advisory Agree-ment, the Adviser, and not the Small Cap Value Fund, will pay ACM an annual fee equal to the greater of (i) 0.40% of the Small Cap Value Fund's average daily net assets (which shall be accrued daily and paid monthly), or (ii) $3,500 per month. There was no change in the advisory fee paid to the Adviser by the Small Cap Value Fund.

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund
                         FBR Small Cap Financial Fund
                           FBR Small Cap Value Fund

                   Notes to Financial Statements (continued)

3. Investment in Securities

For U.S. federal income tax purposes, the costs of securities owned, gross ap-preciation, gross depreciation and net unrealized appreciation/(depreciation) on investments for each Fund were as follows:

                                                                         NET
                               COST/        GROSS        GROSS      APPRECIATION/
   FUND                       PROCEEDS   APPRECIATION DEPRECIATION  (DEPRECIATION)
   ----                     ------------ ------------ ------------  --------------
   Financial Services
    Fund................... $ 25,684,431  $1,687,622  $(2,733,277)   $(1,045,655)
   Small Cap Financial
    Fund...................  119,345,644   9,525,723   (2,448,344)     7,077,379
   Small Cap Value Fund:
    Investments............   13,158,119   3,171,715     (212,250)     2,959,465
    Short Sales............      202,819      23,319           --         23,319

The Financial Services Fund, Small Cap Financial Fund and Small Cap Value had cumulative wash sale losses for the year ended October 31, 2001 of $905,174, $226,372 and $51,206 respectively.

For the year ended October 31, 2001, aggregate purchases and sales of invest-ment securities (excluding short-term investments) for each Fund were as fol-lows:

   FUND                                                   PURCHASES     SALES
   ----                                                  ----------- -----------
   Financial Services Fund.............................. $40,309,547 $42,489,447
   Small Cap Financial Fund............................. 163,758,543  94,818,381
   Small Cap Value Fund.................................   2,257,697   2,683,428

4. Securities Lending

Loans of securities are required at all times to be secured by collateral equal to at least 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, re-alization and/or retention of the collateral may be subject to legal proceed-ings. In the event that the borrower fails to return securities, and cash col-lateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The Funds had no securities on loan to brokers at Oc-tober 31, 2001.

5. Line of Credit

The Trust has a line of credit ("Credit Agreement") with the Custodial Trust Company ("CTC") for temporary or emergency purposes. Under the Credit Agree-ment, CTC provides a line of credit in an amount up to the maximum amount per-mitted under the Investment Company Act and each Fund's prospectus. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings un-der the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the Fed Funds Rate. For the year ended October 31, 2001, the Finan-cial Services Fund, Small Cap Financial Fund and Small Cap Value Fund paid $693, $19,471 and $542, respectively, to CTC under the Credit Agreement. At October 31, 2001, Financial Services Fund and Small Cap Value Fund had no borrowings outstanding, and Small Cap Financial Fund had borrowed $3,133,530.

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund
                         FBR Small Cap Financial Fund
                           FBR Small Cap Value Fund

                   Report of Independent Public Accountants

To the Shareholders and Board of Trustees of the FBR Family of Funds:

We have audited the accompanying statements of net assets of the FBR Financial Services Fund, FBR Small Cap Financial Fund, and FBR Small Cap Value Fund (the "Funds") as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from inception (January 3, 1997) through October 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial high-lights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements and financial highlights. Our procedures in-cluded confirmation of securities owned as of October 31, 2001, by correspon-dence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Financial Services Fund, FBR Small Cap Financial Fund, and FBR Small Cap Value Fund as of October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from inception (January 3, 1997) through October 31, 1997, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP
Philadelphia, Pennsylvania
December 7, 2001

                              FBR Family of Funds
                              -------------------

                          FBR Financial Services Fund
                         FBR Small Cap Financial Fund
                           FBR Small Cap Value Fund

                  Shareholder Tax Information -- (unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (October 31, 2001) as to the U.S. federal tax status of distributions re-ceived by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2001, the following dividends and distributions per share were paid by each of the Funds:

                                      FBR FINANCIAL FBR SMALL CAP  FBR SMALL CAP
                                      SERVICES FUND FINANCIAL FUND  VALUE FUND
                                      ------------- -------------- -------------
   Net Investment Income.............   $0.15844       $0.10219            --
   Long-Term Capital Gains...........         --             --      $0.64495

Ordinary income dividends, which include short-term capital gain distribu-tions, should be reported as dividend income on Form 1040. Dividends from net investment income are taxable as ordinary income, as are short-term capital gain distributions.

Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information re-porting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.


+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                                                                           +
+FBR Family of Funds                                                                                                        +
+                                                                                                                           +
+4922 Fairmont Avenue                                                                                                       +
+Bethesda, MD 20814                                                                                                         +
+                                                                                                                           +
+1-888-888-0025                                                                                                             +
+e-mail: info@fbrfunds.com                                                                                                  +
+Internet: http://www.fbrfunds.com                                                                                          +
+                                                                                                                           +
+Louis T. Donatelli   Trustee                                                                                               +
+F. David Fowler      Trustee                                                                                               +
+Michael A. Willner   Trustee                                                                                               +
+David H. Ellison     President                                                                                             +
+Winsor H. Aylesworth Vice President and                                                                                    +
+                     Treasurer                                                                                             +
+W. Bart Sanders      Vice President                                                                                        +
+Edward J. Karpowicz  Vice President and                                                                                    +
+                     Controller                                                                                            +
+Stephenie E. Adams   Vice President and                                                                                    +
+                     Secretary                                                                                             +
+                                                                                                                           +
+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

Investment Adviser
  FBR Fund Advisers, Inc.
  Potomac Tower
  1001 Nineteenth Street North
  Arlington, VA 22209

Distributor
  FBR Investment Services, Inc.
  4922 Fairmont Avenue
  Bethesda, MD 20814

Administrator, Custodian and Transfer Agent
  FBR National Bank & Trust, Inc.
  4922 Fairmont Avenue
  Bethesda, MD 20814

Independent Public Accountants
  Arthur Andersen LLP
  1601 Market Street
  Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies, fees and other information. Total return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

10/01/ANN